Accounts and Other Receivables	9 Months Ended
Sep. 30, 2025
Trade and other current receivables [abstract]
Accounts and Other Receivables
6.
ACCOUNTS AND OTHER RECEIVABLES

A summary of the Group’s accounts and other receivables as of September 30, 2025 and December 31, 2024 is outlined below:

	September 30, 2025	December 31, 2024
(in USD and thousands)
Accounts receivable	$68,219	$102,816
Indirect tax receivables	34,285	32,815
Credit card receivables	3,361	87,791
Other	24,308	15,596
Total	$130,173	$239,018

Accounts receivable includes vendor receivables, yard receivables, airline receivables, insurance receivables and passenger receivables.

Credit card receivables that are not classified as cash and cash equivalents are included in accounts and other receivables. Credit card receivables, which represent amounts subject to a priority claim from credit card processors, decreased as of September 30, 2025, compared to December 31, 2024, due to a decrease in required balances from credit card processors.